UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21606

Centaur Mutual Funds Trust

(Exact name of registrant as specified in charter)

470 Park Avenue South, 9th Floor

New York, NY 10016

(Address of principal executive offices) (Zip code)

Ultimus Fund Solutions, LLC

Attn: Zachary P. Richmond

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-513-587-3400

Date of fiscal year end: October 31

Date of reporting period: October 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

DCM/INNOVA HIGH EQUITY INCOME INNOVATION FUND

LEBENTHAL ULTRA SHORT TAX-FREE INCOME FUND

ANNUAL REPORT

October 31, 2022

Centaur Mutual Funds Trust
Message from the Chief Executive Officer
October 31, 2022 (Unaudited)

Dear Fellow Shareholder,

It’s better to be dependable than right.

I say this because looking back at my letter to you in last year’s Annual Report, we see that I was right about the shift from headlines dominated by COVID to ones dominated by Inflation and the Federal Reserve Board’s interest rate policy. While that proved to be the case for this past fiscal year, what should matter to us more is how well one can depend on our mutual funds to achieve their respective objectives for shareholders (of which I am one.)

In the case of our Lebenthal Ultra Short Tax-Free Income Fund (the “Lebenthal Fund”), the objective includes capital preservation. The past year included no shortage of threats to capital preservation in the bond markets, which saw declines across the board—even in the Fund’s Morningstar category of Short-Term Municipal—and yet the Lebenthal Fund preserved capital like a true fortress. The Lebenthal Fund’s NAV stability was second to none throughout the entire turbulent year. And the Lebenthal Fund produced attractive levels of tax-free income, true to its name. Personally, I will share with you that while I typically like to focus on the long-term power of equities for capital, this was a year I was reminded why I allocate a material part of my family’s capital to “boring”, low-growth cash. The Lebenthal Fund has served us all very, very well and when we needed most to depend on its stability—2022.

In the case of our DCM/INNOVA High Equity Income Innovation Fund (the “DCM/ INNOVA Fund”), it truly delivered its namesake high income from a smartly designed equity portfolio; dividend income (yield) which was five times that of its benchmark S&P 500® Total Return Index (the “S&P 500® Index”). Neither the DCM/INNOVA Fund nor the S&P 500® Index managed to escape the declines of 2022’s Bear Market. As investors, we have to always remind ourselves of the patience and fortitude required to realize the long-term effects of equities’ ability to provide above-average capital appreciation as an asset class. Not lost on us are the preceding three calendar years of returns for the S&P 500® Index, which are 28.71%, 18.40%, and 31.49% respectively. Suffice it to say, we often are taking one step backwards to go three steps forward in the equity markets.

Rather than attempt to predict what stories the markets focus on in 2023, just as I did last year (although I’m tempted to since I’m on a bit of a roll), I’ll share with you some things that are much more predictable; namely, the growth of our mutual fund lineup. Three years ago, we were offering just one mutual fund. It was called the Centaur Fund. We shaped that into a fund we thought folks would really enjoy if they were seeking attractive income from the dividends of equities. You know that Fund today as the DCM/ INNOVA High Equity Income Innovation Fund.

Annual Report | October 31, 2022	1

Centaur Mutual Funds Trust
Message from the Chief Executive Officer
October 31, 2022 (Unaudited)

We also created a fund for one’s cash with my all-time favorite name for municipal bond management excellence—Lebenthal. The Lebenthal Ultra Short Tax-Free Income Fund is finally having its day in the sun. We’ve proven both during the COVID Shock of March 2020 and this year’s series of bazooka-sized Fed rate hikes just how well we can preserve capital and generate attractive, 100% tax-free income.

By the end of 2022, we are planning to announce our third mutual fund in this trust (the Centaur Mutual Funds Trust). The Copley Fund was created in 1974 and developed an admirable track record of conservative appreciation from the equities of utility companies and other low-volatility, dividend-paying equities. With the successful vote of Copley Fund shareholders, DCM Advisors, LLC becomes the Advisor to the Copley Fund and the third fund in the offering set for our shareholders. Many tax-savvy shareholders have shared their passion for the Copley Fund with me and I’m very excited by the prospects of what we can do for shareholders in 2023.

Just as shareholders have depended on our mutual funds delivering on their key objectives these past three years; just as seasoned investors have focused on the long-term strength of equity returns amidst volatile markets, you can depend on me to write more about the Copley Fund in our next report. For now, please enjoy the letters that follow from our portfolio managers and know that we thank you very much for your trust and confidence in our abilities to deliver quality, thoughtful, well-managed investment vehicles for your capital and mine.

Marc Rappaport

Chief Executive Officer

DCM Advisors

2	www.dcmmutualfunds.com

DCM/INNOVA High Equity Income Innovation Fund Letter from the Portfolio Manager
October 31, 2022 (Unaudited)

The DCM/INNOVA High Equity Income Innovation Fund’s (the “Fund’s”) fiscal year ended October 31, 2022, saw major selloffs in equity and bond markets driven by high inflation and a hawkish Federal Reserve (the “Fed”). Geopolitical considerations also affected markets adversely. While COVID faded into the background, the Russian invasion of Ukraine roiled commodity markets, and China’s strict approach to dealing with COVID exacerbated supply chain problems.

Equities’ steady fall over the course of the Fund’s fiscal year was punctuated by two sharp rallies. Despite the rallies, the S&P 500® Total Return Index (the “S&P 500 Index”) had total returns (including dividends) of -14.61%. Bonds tend to provide safety when equity markets sell off aggressively. Surprisingly, bonds experienced much worse returns than equities. The Bond market started the Fund’s fiscal year with the 10-year Government Bond yielding 1.55% and ended the Fund’s fiscal year at a yield of 4.05%. As an example of the pain of the Bond market, the iShares 20+ year Treasury Bond ETF was down greater than 33% over the course of the Fund’s fiscal year.

Inflation had started to perk up beyond the Fed’s 2% target in the second quarter of 2021. By December of 2021, inflation was running at a 7% annual headline rate, with the Fed’s preferred measure of inflation, the Personal Consumption Expenditures Price Index running at just over 5%. Initially, the Fed assumed that inflation would prove transitory, and was slow to act. When inflation appeared to be sticky even beyond the end of 2021, the Fed decided to raise rates starting in the middle of March 2022. It started with a 25 basis points raise in mid-March, followed by a 50 basis points increase in May of 2022. The following three raises, in June, July, and September, were 75 basis points each as headline inflation rose to as high as 9%.

Companies in the “old economy” sectors outperformed the broad market, while fast-growing, but money-losing companies underperformed. Only two of the 11 equity sectors, Energy and Consumer Staples, had positive total returns. The Russell 3000 Energy sector was up 57.4% as Russia’s war on Ukraine led to elevated energy prices. Defensive sectors such as Consumer Staples, which is defensive, was up 8.6%. Utilities were down 1.1% and the Health Care sector was down only 5.8%.

Higher interest rates adversely affected richly valued growth companies in sectors such as Technology, Consumer Discretionary and Communication Services. The Nasdaq Composite Index, which primarily includes growth companies, was down 28.5%. The other sector that was adversely affected by higher rates was Real Estate, with the Russell 3000 Real Estate Index down 21.2%.

Annual Report | October 31, 2022	3

DCM/INNOVA High Equity Income Innovation Fund Letter from the Portfolio Manager
October 31, 2022 (Unaudited)

Increasing bond yields favor the value style of investing over the growth style. As a result, value style strongly outperformed the growth style with the Russell 1000 Value Index returning -7.0% compared with the -24.5% return of the Russell 1000 Growth Index. The DXY Dollar Index climbed 18.5% over the Fund’s fiscal year. This reflected the stronger economy in the U.S. compared with international economies, higher bond yields, and the fact that the Fed was raising rates more aggressively than other Central Banks. The strong dollar has been a headwind for equities, causing U.S. exports to become less competitive.

Equity markets rallied sharply from mid-June through mid-August, and then had another sharp leg down through mid-October. As a result, the Fund’s fiscal fourth quarter saw the S&P Index decline 5.9%. The S&P Index found some support at the 3,600 level and has been rallying from there. Over this period the Fund slightly lagged the S&P 500 Index with a return of -6.6%. Over the Fund’s fiscal year ended October 31, 2022, the Fund lagged the S&P 500 Index with returns of -23.57% compared with the Fund’s benchmark the S&P 500® Total Return Index returns of -14.61%.

Corporate earnings and revenues have held up better than what we expected from the increases in bond yields, the weaker GDP growth numbers in Q1 and Q2 of 2022, and increased volatility in equity and bond markets. At the beginning of the Fund’s fiscal year, in early November 2021 the Bloomberg forecast for earnings growth for the S&P 500 Index for 2022 was 7.4%. Towards the end of the Fund’s fiscal year ended October 31, 2022, the forecast for 2022 was up slightly at 8.4%. Revenue forecasts for calendar year 2022 were up from 8.1% in November 2021 to 11.3% in October 2022.

We have positioned the Fund to perform broadly in-line with the S&P Index over the long run but with a dividend yield that is three to four times as high as the S&P 500® Index dividend yield utilizing a proprietary process. During the fourth fiscal quarter, the Fund realized an annualized dividend yield of 4.76%, and a trailing 12-month yield of 10.16%. We believe the Fund is poised to provide S&P 500-like returns with a much higher dividend yield than this popular index going forward.

Vijay Chopra, PhD, CFA

Portfolio Manager

4	www.dcmmutualfunds.com

Lebenthal Ultra Short Tax-Free Income Fund Letter from the Portfolio Manager
October 31, 2022 (Unaudited)

In plain English, the past year has been a difficult one for the municipal market and fixed income markets overall. We have moved from the seemingly intractable low-rate environment to some of the highest rates seen in a decade, punctuated with outsized rate hikes from the Federal Reserve (the “Fed”). Municipal bonds overall returned a disappointing -11.98%, only to be eclipsed by treasuries -14.09% and U.S. Corporates -19.57%. Closer to home, the short end of the municipal market too fared poorly, returning a -2.19% return for the Bloomberg 1 Year Municipal Bond Index for the 1-year period ended October 31, 2022.

Trading and managing municipal bonds this year was a challenge, as there were periods of both volatility and “head-fakes” as investors tried to gauge the seriousness of the Fed’s response to inflation, and ultimately make a guess on what effect the series of large, constant rate-hikes would have on the economy going forward.

At the start of the fiscal year, we were coming out of the Pandemic, and we were evaluating the disparate potential of renewed shutdowns caused by Omicron and increasing inflation. These competing forces kept municipal rates largely unchanged and somewhat positive. But as the headline risk of Omicron faded going into calendar year 2022, the markets focused fully and entirely on the Fed’s fight against inflation.

The rest of this annual period has been marked by a recurring theme, and the volatility from that theme creating potential pitfalls for investors. In short, the Fed has tried to maintain an open and transparent dialogue - detailing exactly what they are looking to achieve, what they are focused on, and how they plan on getting there. The market’s response was to attempt to out-guess the Fed. And that attempt failed. This led to the repeat cycles of scrambling to buy bonds and pushing rates down – May and July 2022 – and capitulation – June, August and October – as inflation numbers remained high and the Fed committed to its series of large 75 basis points hikes in June, July, and September.

During this period, both Marc and I have been focused on two things: maintaining price stability and capturing the increasing yield provided by the Fed’s rate hikes. As fixed coupon bonds matured in the Lebenthal Ultra Short Tax-Free Income Fund (the “Fund”), we looked to increase the Variable Rate Demand Note allocation. This allocation increased from approximately 36% of holdings to 82%. That has provided the Fund a bulwark against price volatility caused by hikes and allowed the Fund to maintain its objective of capital preservation with de minimis NAV volatility. The remaining Fund assets were invested judiciously in very short maturity assets to capture incrementally increased yields without exposing the Fund to substantially increased duration. We sought to be consistent to this dual mandate especially during volatile periods, and not try to outsmart ourselves or fight the Fed.

Annual Report | October 31, 2022	5

Lebenthal Ultra Short Tax-Free Income Fund Letter from the Portfolio Manager
October 31, 2022 (Unaudited)

We feel that the Fund has performed admirably over the course of the year. The Fund managed to provide stability with only a brief, 1–penny (one–tenth of one percent) move in its stable $10 NAV price. For the fiscal year ended October 31, 2022, the Fund has increased its 7-day tax-free yield from almost zero yield to over 2%. The Fund’s Class I Shares provided a positive return of 0.57% (to shareholders) whereas the Fund’s primary benchmark, the Bloomberg 1 Year Municipal Bond Index returned -2.19%.

Robert Morgan

Portfolio Manager

6	www.dcmmutualfunds.com

Centaur Mutual Funds Trust
Important Disclosures
October 31, 2022 (Unaudited)

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month end are available by calling 1-888-484-5766.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectus contains this and other important information. To obtain a copy of the Funds’ prospectus please visit the Funds’ website at http://www.dcmmutualfunds.com or call 1-888-484-5766 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Funds are distributed by Ultimus Fund Distributors, LLC.

The Letters from the Portfolio Managers seek to describe some of the investment advisor’s current opinions and views of the financial markets. Although the investment advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in the Letters from the Portfolio Managers were held during the period covered by this annual report. They do not comprise the entire investment portfolio of the Funds, may be sold at any time and may no longer be held by the Funds. For a complete list of securities held by the Funds as of October 31, 2022, please see the Schedules of Investments sections of this annual report. The opinions of DCM Advisors, LLC with respect to those securities may change at any time.

Statements in the Letters from the Portfolio Managers that reflect projections or expectations for future financial or economic performance of the Funds and the market in general and statements of the Funds’ plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed, or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to factors noted with such forward-looking statements, include, without limitation, general economic conditions, such as inflation, recession, and interest rates. Past performance is not a guarantee of future results.

Annual Report | October 31, 2022	7

DCM/INNOVA High Equity Income Innovation Fund Performance Update
October 31, 2022 (Unaudited)

Growth of $10,000 Investment

For the period from October 31, 2012 to October 31, 2022:

This graph assumes an initial $10,000 investment made on October 31, 2012 and held through October 31, 2022. All dividends and distributions are reinvested, if any. This graph depicts the performance of the DCM/INNOVA High Equity Income Innovation Fund (the “DCM/INNOVA Fund”) versus the S&P 500® Total Return Index and the Dow Jones U.S. Select Dividend Total Return Index. It is important to note that the DCM/INNOVA Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

8	www.dcmmutualfunds.com

DCM/INNOVA High Equity Income Innovation Fund Performance Update
October 31, 2022 (Unaudited)

Average Annual Total Returns for the years ended October 31, 2022*

	One	Five	Ten	Since
	Year	Year	Year	Inception(a)
DCM/INNOVA High Equity Income Innovation Fund	-23.57%	2.19%	5.89%	7.09%
S&P 500® Total Return Index(b)	-14.61%	10.44%	12.79%	9.10%
Dow Jones U.S. Select Dividend Total Return Index(c)	3.87%	8.75%	11.57%	8.22%

				Expense
				Ratios(d)
Gross				2.39%
With Applicable Waivers				1.54%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the DCM/INNOVA High Equity Income Innovation Fund (the “DCM/INNOVA Fund”) distributions or the redemption of shares. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (888) 484-5766.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The DCM/INNOVA Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

(a)	The DCM/INNOVA Fund’s inception date – March 16, 2005 (Date of Initial Public Investment).

(b)	The S&P 500® Total Return Index is a widely recognized unmanaged index of equity securities and is representative of a broader domestic equity market and range of securities than is found in the DCM/ INNOVA Fund’s portfolio.

(c)	The Dow Jones U.S. Select Dividend Total Return Index consists of 100 of the highest dividend-yielding securities (excluding Real Estate Investment Trusts (REITs)) in the Dow Jones U.S. Index, a broad-based index representative of the total market for the United States equity securities. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(d)	The expense ratios shown are from the DCM/INNOVA Fund’s prospectus dated February 28, 2022. Additional information pertaining to the expense ratios as of October 31, 2022 can be found in the financial highlights.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The DCM/INNOVA Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at http://www.dcmmutualfunds.com or call (888) 484-5766 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The DCM/INNOVA Fund is distributed by Ultimus Fund Distributors, LLC., Member FINRA/SIPC.

Annual Report | October 31, 2022	9

Lebenthal Ultra Short Tax-Free Income Fund Performance Update
October 31, 2022 (Unaudited)

Growth of $250,000 Investment

For the period from December 30, 2019 (inception date) to October 31, 2022:

This graph assumes an initial $250,000 investment on December 30, 2019, the inception date of the Lebenthal Ultra Short Tax-Free Income Fund (the “Lebenthal Fund”) and held through October 31, 2022. All dividends and distributions are reinvested, if any. This graph depicts the performance of the Lebenthal Fund versus the Bloomberg 1 Year Municipal Bond Index. It is important to note that the Lebenthal Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

10	www.dcmmutualfunds.com

Lebenthal Ultra Short Tax-Free Income Fund Performance Update
October 31, 2022 (Unaudited)

Performance Returns for the periods ended October 31, 2022*

		Since
	One Year	Inception(a)
Lebenthal Ultra Short Tax-Free Income Fund - Class I Shares	0.57%	0.36%
Lebenthal Ultra Short Tax-Free Income Fund - Class A Shares (Without Load)	0.30%	0.12%
Lebenthal Ultra Short Tax-Free Income Fund - Class A Shares (With Load)	-0.20%	-0.05%
Bloomberg 1 Year Municipal Bond Index(b)	-2.19%	-0.07%

	Expense Ratios(c)
	Class A Shares	Class I Shares
Gross	3.35%	3.10%
With Applicable Waivers	0.74%	0.49%

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on the Lebenthal Ultra Short Tax-Free Income Fund (the ” Lebenthal Fund”) distributions or the redemption of shares. Current performance may be lower or higher than the performance quoted. In the case of investments at or above $250,000, a contingent deferred sales charge (CDSC) of up to 0.25% may be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid. Performance data current to the most recent month end may be obtained by calling (888) 484-5766.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Lebenthal Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performances would have been lower.

(a)	The Lebenthal Fund’s inception date – December 30, 2019 (Date of Initial Public Investment).

(b)	The Bloomberg 1 Year Municipal Bond Index is an unmanaged index of municipal bonds with a remaining maturity of one to two years. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

(c)	The expense ratios shown are from the Lebenthal Fund’s prospectus dated February 28, 2022. Additional information pertaining to the expense ratios as of October 31, 2022 can be found in the financial highlights.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please visit our website at http://www.dcmmutualfunds.com or call (888) 484-5766 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest.

The Lebenthal Fund is distributed by Ultimus Fund Distributors, LLC., Member FINRA/SIPC.

Annual Report | October 31, 2022	11

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2022

	Shares	Fair Value
COMMON STOCKS — 93.06%

Communications — 6.89%
Activision Blizzard, Inc.	170	$12,376
Alphabet, Inc., Class C(a)	1,528	144,640
Alphabet, Inc., Class A(a)	1,876	177,300
AT&T, Inc.	3,433	62,584
Charter Communications, Inc., Class A (a)	23	8,455
Comcast Corp., Class A	1,017	32,280
DISH Network Corp., Class A(a)	48	716
Electronic Arts, Inc.	48	6,046
Expedia Group, Inc.(a)	9	841
Fox Corp., Class B	81	2,203
Fox Corp., Class A	66	1,905
Interpublic Group of Cos., Inc.	114	3,396
Lumen Technologies, Inc.	124	913
Match Group, Inc.(a)	44	1,901
Meta Platforms, Inc., Class A(a)	736	68,566
Netflix, Inc. (a)	100	29,188
News Corp., Class A	69	1,164
News Corp., Class B	79	1,353
Omnicom Group, Inc.	41	2,983
Take-Two Interactive Software, Inc. (a)	46	5,450
T-Mobile US, Inc.(a)	141	21,370
VeriSign, Inc.(a)	22	4,410
Verizon Communications, Inc.	958	35,800
ViacomCBS, Inc., Class B	162	2,968
Walt Disney Co. (The)(a)	395	42,084
Warner Bros. Discovery, Inc.(a)	483	6,279
		677,171
Consumer Discretionary — 9.39%
Advance Auto Parts, Inc.	5	950
Amazon.com, Inc.(a)	2,616	267,984
Aptiv PLC(a)	56	5,100
AutoZone, Inc.(a)	4	10,132
Bath & Body Works, Inc.	1	33
Best Buy Co., Inc.	52	3,557
Booking Holdings, Inc.(a)	11	20,564
BorgWarner, Inc.	143	5,367
Caesars Entertainment, Inc.(a)	119	5,204
CarMax, Inc.(a)	23	1,449
Carnival Corp.(a)	75	680

See Notes to Financial Statements
12	www.dcmmutualfunds.com

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2022

	Shares	Fair Value
COMMON STOCKS — 93.06% (CONTINUED)

Consumer Discretionary — 9.39% (Continued)
Chipotle Mexican Grill, Inc.(a)	6	$8,990
Copart, Inc.(a)	80	9,201
D.R. Horton, Inc.	127	9,763
Darden Restaurants, Inc.	27	3,865
Domino’s Pizza, Inc.	12	3,987
eBay, Inc.	116	4,621
Etsy, Inc.(a)	32	3,005
Ford Motor Co.	816	10,910
Fortune Brands Home & Security, Inc.	21	1,267
General Motors Co.	345	13,541
Genuine Parts Co.	6	1,067
Hasbro, Inc.	21	1,370
Hilton Worldwide Holdings, Inc.	285	38,548
Home Depot, Inc. (The)	358	106,016
Las Vegas Sands Corp.(a)	96	3,649
Lennar Corp., Class A	63	5,084
Live Nation Entertainment, Inc. (a)	12	955
LKQ Corp.	23	1,280
Lowe’s Cos, Inc.	154	30,022
Marriott International, Inc., Class A	50	8,006
Masco Corp.	2	93
McDonald’s Corp.	157	42,807
MGM Resorts International	112	3,984
Newell Brands, Inc.	2	28
NIKE, Inc., Class B	294	27,248
Norwegian Cruise Lines Holdings Ltd.(a)	22	372
NVR, Inc.(a)	1	4,238
O’Reilly Automotive, Inc. (a)	13	10,883
Penn National Gaming, Inc. (a)	52	1,721
Pool Corp.	13	3,955
PulteGroup, Inc.	76	3,039
PVH Corp.	5	257
Ralph Lauren Corp.	2	185
Ross Stores, Inc.	61	5,837
Royal Caribbean Cruises Ltd.(a)	45	2,402
Starbucks Corp.	252	21,821
Tapestry, Inc.	44	1,394
Tesla, Inc.(a)	729	165,877
TJX Cos., Inc. (The)	239	17,232

See Notes to Financial Statements
Annual Report | October 31, 2022	13

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2022

	Shares	Fair Value
COMMON STOCKS — 93.06% (CONTINUED)

Consumer Discretionary — 9.39% (Continued)
Tractor Supply Co.	33	$7,252
Ulta Beauty, Inc.(a)	12	5,032
VF Corp.	72	2,034
Whirlpool Corp.	3	414
Wynn Resorts Ltd.(a)	31	1,981
Yum! Brands, Inc.	57	6,740
		922,993
Consumer Staples — 6.43%
Altria Group, Inc.	364	16,842
Archer-Daniels-Midland Co.	116	11,250
Brown-Forman Corp., Class B	40	2,720
Campbell Soup Co.	42	2,222
Church & Dwight Co., Inc.	53	3,929
Clorox Co. (The)	23	3,359
Coca-Cola Co. (The)	869	52,010
Colgate-Palmolive Co.	199	14,694
Conagra Brands, Inc.	169	6,202
Constellation Brands, Inc., Class A	23	5,683
Costco Wholesale Corp.	147	73,720
Dollar General Corp.	62	15,813
Dollar Tree, Inc.(a)	45	7,133
Estee Lauder Cos., Inc. (The), Class A	53	10,626
General Mills, Inc.	864	70,486
Hershey Co. (The)	38	9,073
Hormel Foods Corp.	85	3,948
J.M. Smucker Co. (The)	17	2,561
Kellogg Co.	54	4,148
Keurig Dr Pepper, Inc.	256	9,943
Kimberly-Clark Corp.	78	9,708
Kraft Heinz Co. (The)	104	4,001
Kroger Co. (The)	145	6,857
Lamb Weston Holdings, Inc.	18	1,552
McCormick & Co., Inc.	50	3,932
Molson Coors Brewing Co., Class B	17	857
Mondelez International, Inc., Class A	288	17,706
Monster Beverage Corp.(a)	110	10,309
PepsiCo, Inc.	318	57,742
Philip Morris International, Inc.	363	33,342
Procter & Gamble Co. (The)	530	71,375

See Notes to Financial Statements
14	www.dcmmutualfunds.com

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2022

	Shares	Fair Value
COMMON STOCKS — 93.06% (CONTINUED)

Consumer Staples — 6.43% (Continued)
Sysco Corp.	102	$8,829
Target Corp.	122	20,039
Tyson Foods, Inc., Class A	82	5,605
Walgreens Boots Alliance, Inc.	202	7,373
Wal-Mart Stores, Inc.	325	46,257
		631,846
Energy — 5.12%
APA Corp.	22	1,000
Baker Hughes Co.	288	7,966
Chevron Corp.	441	79,778
ConocoPhillips	295	37,197
Coterra Energy, Inc.	219	6,817
Devon Energy Corp.	131	10,133
Diamondback Energy, Inc.	48	7,541
Enphase Energy, Inc.(a)	34	10,438
EOG Resources, Inc.	376	51,332
Exxon Mobil Corp.	924	102,389
Halliburton Co.	238	8,668
Hess Corp.	79	11,145
Kinder Morgan, Inc.	329	5,961
Marathon Oil Corp.	62	1,888
Marathon Petroleum Corp.	154	17,497
Occidental Petroleum Corp.	170	12,342
ONEOK, Inc.	157	9,313
Phillips 66	108	11,263
Pioneer Natural Resources Co.	66	16,923
Schlumberger Ltd.	366	19,043
SolarEdge Technologies, Inc.(a)	16	3,680
Valero Energy Corp.	549	68,928
Williams Cos., Inc. (The)	80	2,618
		503,860
Financials — 10.02%
Aflac, Inc.	54	3,516
Allstate Corp. (The)	56	7,070
American Express Co.	125	18,556
American International Group, Inc.	187	10,659
Ameriprise Financial, Inc.	22	6,801
Aon PLC, Class A	39	10,978
Arthur J. Gallagher & Co.	61	11,412

See Notes to Financial Statements
Annual Report | October 31, 2022	15

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2022

	Shares	Fair Value
COMMON STOCKS — 93.06% (CONTINUED)

Financials — 10.02% (Continued)
Assurant, Inc.	7	$951
Bank of America Corp.	2,210	79,647
Bank of New York Mellon Corp. (The)	191	8,043
Berkshire Hathaway, Inc., Class B(a)	398	117,445
BlackRock, Inc.	27	17,439
Brown & Brown, Inc.	68	3,998
Capital One Financial Corp.	92	9,754
Cboe Global Markets, Inc.	19	2,366
Charles Schwab Corp. (The)	356	28,362
Chubb Ltd.	95	20,415
Cincinnati Financial Corp.	70	7,232
Citigroup, Inc.	417	19,124
Citizens Financial Group, Inc.	104	4,254
CME Group, Inc.	81	14,037
Comerica, Inc.	6	423
Discover Financial Services	59	6,163
Everest Re Group Ltd.	26	8,389
F.N.B. Corp.	6,400	92,479
Fifth Third Bancorp	119	4,247
First Republic Bank	36	4,324
Franklin Resources, Inc.	93	2,181
Globe Life, Inc.	5	578
Goldman Sachs Group, Inc. (The)	77	26,527
Hartford Financial Services Group, Inc. (The)	15	1,086
Huntington Bancshares, Inc.	287	4,357
Intercontinental Exchange, Inc.	131	12,520
Invesco Ltd.	88	1,348
JPMorgan Chase & Co.	837	105,361
KeyCorp	156	2,788
Lincoln National Corp.	46	2,478
Loews Corp.	5	285
M&T Bank Corp.	30	5,051
Marsh & McLennan Cos., Inc.	119	19,217
MetLife, Inc.	148	10,835
Morgan Stanley	312	25,637
Nasdaq, Inc.	69	4,295
Northern Trust Corp.	44	3,711
PNC Financial Services Group, Inc. (The)	85	13,756
Principal Financial Group, Inc.	41	3,613

See Notes to Financial Statements
16	www.dcmmutualfunds.com

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2022

	Shares	Fair Value
COMMON STOCKS — 93.06% (CONTINUED)

Financials — 10.02% (Continued)
Progressive Corp. (The)	149	$19,132
Prudential Financial, Inc.	735	77,315
Raymond James Financial, Inc.	63	7,443
Regions Financial Corp.	101	2,217
Signature Bank	13	2,061
State Street Corp.	76	5,624
SVB Financial Group(a)	54	12,472
Synchrony Financial	142	5,050
T. Rowe Price Group, Inc.	74	7,856
Travelers Cos., Inc. (The)	58	10,699
Truist Financial Corp.	364	16,304
U.S. Bancorp	316	13,414
W.R. Berkley Corp.	31	2,306
Wells Fargo & Co.	753	34,630
Willis Towers Watson PLC	22	4,801
Zions Bancorporation	3	156
		985,188
Health Care — 13.68%
Abbott Laboratories	686	67,873
AbbVie, Inc.	410	60,024
ABIOMED, Inc.(a)	9	2,269
Agilent Technologies, Inc.	48	6,641
Align Technology, Inc.(a)	21	4,080
AmerisourceBergen Corp.	64	10,062
Amgen, Inc.	121	32,712
Anthem, Inc.	52	28,432
Baxter International, Inc.	113	6,142
Becton, Dickinson and Co.	58	13,686
Biogen, Inc.(a)	22	6,236
Bio-Rad Laboratories, Inc., Class A(a)	8	2,814
Bio-Techne Corp.	12	3,555
Boston Scientific Corp.(a)	281	12,114
Bristol-Myers Squibb Co.	529	40,982
Cardinal Health, Inc.	76	5,768
Catalent, Inc.(a)	39	2,563
Centene Corp.(a)	237	20,176
Charles River Laboratories International, Inc. (a)	10	2,123
Cigna Corp.	92	29,722
Cooper Cos., Inc. (The)	15	4,101

See Notes to Financial Statements
Annual Report | October 31, 2022	17

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2022

	Shares	Fair Value
COMMON STOCKS — 93.06% (CONTINUED)

Health Care — 13.68% (Continued)
CVS Health Corp.	328	$31,062
Danaher Corp.	241	60,652
DaVita, Inc.(a)	4	292
DENTSPLY SIRONA, Inc.	51	1,572
DexCom, Inc.(a)	108	13,044
Edwards LifeSciences Corp.(a)	140	10,140
Eli Lilly & Co.	284	102,834
Embecta Corp.	160	4,947
Gilead Sciences, Inc.	279	21,890
HCA Healthcare, Inc.	56	12,178
Henry Schein, Inc.(a)	5	342
Hologic, Inc.(a)	45	3,051
Humana, Inc.	27	15,068
IDEXX Laboratories, Inc.(a)	6	2,158
Illumina, Inc.(a)	31	7,093
Incyte Corp.(a)	86	6,393
Intuitive Surgical, Inc.(a)	80	19,718
IQVIA Holdings, Inc.(a)	33	6,919
Johnson & Johnson	602	104,730
Laboratory Corp. of America Holdings	21	4,659
McKesson Corp.	30	11,681
Medtronic PLC	284	24,805
Merck & Co., Inc.	572	57,886
Mettler-Toledo International, Inc. (a)	5	6,325
Moderna, Inc.(a)	85	12,778
Molina Healthcare, Inc.(a)	25	8,972
Organon & Co.	24	628
PerkinElmer, Inc.	21	2,805
Pfizer, Inc.	1,932	89,935
Quest Diagnostics, Inc.	27	3,879
Regeneron Pharmaceuticals, Inc. (a)	23	17,221
ResMed, Inc.	35	7,829
STERIS PLC	23	3,969
Stryker Corp.	71	16,276
Teleflex, Inc.	6	1,287
Thermo Fisher Scientific, Inc.	131	67,330
UnitedHealth Group, Inc.	301	167,100
Universal Health Services, Inc., Class B	13	1,506
Vertex Pharmaceuticals, Inc.(a)	66	20,592

See Notes to Financial Statements
18	www.dcmmutualfunds.com

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2022

	Shares	Fair Value
COMMON STOCKS — 93.06% (CONTINUED)

Health Care — 13.68% (Continued)
Viatris, Inc.	365	$3,697
Waters Corp.(a)	15	4,488
West Pharmaceutical Services, Inc.	20	4,602
Zimmer Biomet Holdings, Inc.	13	1,474
Zoetis, Inc., Class A	113	17,038
		1,344,920
Industrials — 7.50%
3M Co.	165	20,755
A.O. Smith Corp.	19	1,041
Alaska Air Group, Inc.(a)	74	3,290
Allegion PLC	26	2,724
American Airlines Group, Inc.(a)	129	1,829
AMETEK, Inc.	66	8,558
Amphenol Corp., Class A	722	54,748
Boeing Co. (The)(a)	115	16,389
Carrier Global Corp.	204	8,111
Caterpillar, Inc.	118	25,542
CH Robinson Worldwide, Inc.	51	4,984
Cintas Corp.	18	7,696
CSX Corp.	313	9,096
Cummins, Inc.	46	11,248
Deere & Co.	53	20,978
Delta Air Lines, Inc.(a)	140	4,750
Dover Corp.	29	3,790
Eaton Corp. PLC	72	10,805
Emerson Electric Co.	159	13,769
Expeditors International of Washington, Inc.	82	8,024
Fastenal Co.	209	10,101
FedEx Corp.	55	8,815
Fortive Corp.	17	1,086
Generac Holdings, Inc.(a)	17	1,970
General Dynamics Corp.	63	15,737
General Electric, Co.	196	15,251
Honeywell International, Inc.	141	28,768
Howmet Aerospace Inc.	1	36
Huntington Ingalls Industries, Inc.	16	4,113
IDEX Corp.	21	4,669
Illinois Tool Works, Inc.	63	13,452
Ingersoll Rand, Inc.	152	7,676

See Notes to Financial Statements
Annual Report | October 31, 2022	19

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2022

	Shares	Fair Value
COMMON STOCKS — 93.06% (CONTINUED)

Industrials — 7.50% (Continued)
Jacobs Solutions, Inc. 47 $5,416
JB Hunt Transport Services, Inc.	30	5,132
Johnson Controls International PLC	103	5,958
Keysight Technologies, Inc.(a)	50	8,708
L3 Harris Technologies, Inc.	69	17,006
Lockheed Martin Corp.	47	22,874
Nordson Corp.	9	2,025
Norfolk Southern Corp.	34	7,754
Northrop Grumman Corp.	28	15,372
Old Dominion Freight Line, Inc.	19	5,217
Otis Worldwide Corp.	109	7,700
PACCAR, Inc.	99	9,586
Parker-Hannifin Corp.	35	10,172
Pentair PLC	1	43
Quanta Services, Inc.	35	4,971
Raytheon Technologies Corp.	341	32,334
Republic Services, Inc.	54	7,161
Robert Half International, Inc.	33	2,523
Rockwell Automation, Inc.	30	7,659
Rollins, Inc.	94	3,956
Roper Technologies, Inc.	23	9,534
Snap-on, Inc.	3	666
Southwest Airlines Co.(a)	150	5,453
Stanley Black & Decker, Inc.	22	1,727
TE Connectivity Ltd.	68	8,312
Teledyne Technologies, Inc.(a)	13	5,174
Textron, Inc.	23	1,574
Trane Technologies PLC	38	6,066
Transdigm Group, Inc.	11	6,333
Trimble, Inc.(a)	66	3,971
Union Pacific Corp.	256	50,468
United Airlines Holdings, Inc.(a)	101	4,351
United Parcel Service, Inc., Class B	180	30,199
United Rentals, Inc.(a)	17	5,367
W.W. Grainger, Inc.	12	7,012
Wabtec Corp.	66	6,156
Waste Management, Inc.	98	15,520
Watsco, Inc.	130	35,225
Xylem, Inc.	31	3,175
		737,651

See Notes to Financial Statements
20	www.dcmmutualfunds.com

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2022

	Shares	Fair Value
COMMON STOCKS — 93.06% (CONTINUED)

Materials — 2.66%
Air Products & Chemicals, Inc.	60	$15,024
Albemarle Corp.	23	6,437
Amcor PLC	822	9,519
Avery Dennison Corp.	35	5,934
Ball Corp.	73	3,605
Celanese Corp.	39	3,749
CF Industries Holdings, Inc.	32	3,400
Corteva, Inc.	74	4,835
Dow, Inc.	188	8,787
DuPont de Nemours, Inc.	1	57
Eastman Chemical Co.	22	1,690
Ecolab, Inc.	35	5,497
FMC Corp.	29	3,448
Freeport-McMoRan, Inc.	315	9,982
International Flavors & Fragrances, Inc.	96	9,371
International Paper Co.	35	1,176
Linde PLC	186	55,307
LyondellBasell Industries N.V., Class A	738	56,420
Martin Marietta Materials, Inc.	15	5,040
Mosaic Co. (The)	57	3,064
Newmont Corp.	196	8,295
Nippon Steel Trading Corp.	100	3,443
Nucor Corp.	74	9,723
Packaging Corp. of America	27	3,246
PPG Industries, Inc.	56	6,394
Sealed Air Corp.	28	1,333
Sherwin-Williams Co. (The)	54	12,152
Shougang Fushan Resources Group Ltd.	2,000	543
Vulcan Materials Co.	16	2,619
WestRock Co.	59	2,010
		262,100
Real Estate — 1.91%
Alexandria Real Estate Equities, Inc.	58	8,427
American Tower Corp.	104	21,548
AvalonBay Communities, Inc.	29	5,078
Boston Properties, Inc.	29	2,108
Camden Property Trust	22	2,542
CBRE Group, Inc., Class A(a)	115	8,158
Crown Castle International Corp.	91	12,127

See Notes to Financial Statements
Annual Report | October 31, 2022	21

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2022

	Shares	Fair Value
COMMON STOCKS — 93.06% (CONTINUED)

Real Estate — 1.91% (Continued)
Digital Realty Trust, Inc.	74	$7,419
Equinix, Inc.	18	10,196
Equity Residential	73	4,600
Essex Property Trust, Inc.	12	2,667
Extra Space Storage, Inc.	30	5,323
Federal Realty Investment Trust	6	594
Healthpeak Properties, Inc.	129	3,061
Host Hotels & Resorts, Inc.	13	245
Iron Mountain, Inc.	64	3,204
Kimco Realty Corp.	125	2,673
Mid-America Apartment Communities, Inc.	17	2,677
Prologis, Inc.	204	22,593
Public Storage	20	6,195
Realty Income Corp.	218	13,575
Regency Centers Corp.	16	968
SBA Communications Corp., Class A	23	6,208
Simon Property Group, Inc.	72	7,847
UDR, Inc.	81	3,221
Ventas, Inc.	72	2,817
VICI Properties, Inc.	358	11,463
Vornado Realty Trust	25	590
Welltower, Inc.	112	6,836
Weyerhaeuser Co.	91	2,815
		187,775
Technology — 25.54%
Accenture PLC, Class A	150	42,585
Adobe, Inc.(a)	162	51,597
Advanced Micro Devices, Inc.(a)	379	22,763
Akamai Technologies, Inc.(a)	36	3,180
Analog Devices, Inc.	109	15,546
ANSYS, Inc.(a)	18	3,981
Apple, Inc.	4,401	674,849
Applied Materials, Inc.	208	18,364
Arista Networks, Inc.(a)	51	6,164
Autodesk, Inc.(a)	52	11,144
Automatic Data Processing, Inc.	88	21,270
Broadcom, Inc.	138	64,877
Broadridge Financial Solutions, Inc.	35	5,252
Cadence Design Systems, Inc.(a)	62	9,386

See Notes to Financial Statements
22	www.dcmmutualfunds.com

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2022

	Shares	Fair Value
COMMON STOCKS — 93.06% (CONTINUED)

Technology — 25.54% (Continued)
CDW Corp.	26	$4,493
Ceridian HCM Holding, Inc.(a)	9	596
Cisco Systems, Inc.	1,433	65,101
Cognizant Technology Solutions Corp., Class A	107	6,661
Corning, Inc.	181	5,823
DXC Technology Co.(a)	1	29
EPAM Systems, Inc.(a)	14	4,900
Equifax, Inc.	19	3,221
F5, Inc.(a)	6	857
FactSet Research Systems, Inc.	10	4,255
Fidelity National Information Services, Inc.	165	13,693
Fiserv, Inc.(a)	175	17,980
FleetCor Technologies, Inc.(a)	19	3,536
Fortinet, Inc. (a)	502	28,694
Garmin Ltd.	345	30,374
Gartner, Inc.(a)	22	6,642
Global Payments, Inc.	93	10,626
Hewlett Packard Enterprise Co.	256	3,653
HP, Inc.	217	5,994
Intel Corp.	921	26,184
International Business Machines Corp.	408	56,422
Intuit, Inc.	58	24,795
Jack Henry & Associates, Inc.	18	3,583
Juniper Networks, Inc.	3	92
KLA Corp.	33	10,443
Lam Research Corp.	30	12,143
Leidos Holdings, Inc.	17	1,727
MarketAxess Holdings, Inc.	9	2,196
MasterCard, Inc., Class A	256	84,015
Microchip Technology, Inc.	99	6,112
Micron Technology, Inc.	229	12,389
Microsoft Corp.	2,210	513,007
Monolithic Power Systems, Inc.	13	4,413
Moody’s Corp.	36	9,535
Motorola Solutions, Inc.	37	9,239
MSCI, Inc.	18	8,439
NetApp, Inc.	43	2,979
NortonLifeLock, Inc.	3	68
NVIDIA Corp.	826	111,485

See Notes to Financial Statements
Annual Report | October 31, 2022	23

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2022

	Shares	Fair Value
COMMON STOCKS — 93.06% (CONTINUED)

Technology — 25.54% (Continued)
NXP Semiconductors NV	64	$9,349
ON Semiconductor Corp.(a)	34	2,089
Oracle Corp.	331	25,841
Paychex, Inc.	60	7,099
Paycom Software, Inc. (a)	12	4,152
PayPal Holdings, Inc.(a)	266	22,232
PTC, Inc.(a)	27	3,181
Qorvo, Inc.(a)	29	2,496
Qualcomm, Inc.	258	30,356
S&P Global, Inc.	185	59,431
Salesforce.com, Inc.(a)	380	61,784
Seagate Technology PLC	42	2,086
ServiceNow, Inc.(a)	88	37,025
Skyworks Solutions, Inc.	44	3,784
Synopsys, Inc.(a)	33	9,654
Teradyne, Inc.	56	4,556
Texas Instruments, Inc.	208	33,411
Tyler Technologies, Inc.(a)	14	4,527
Verisk Analytics, Inc.	5	914
Visa, Inc., Class A	549	113,732
Western Digital Corp.(a)	50	1,719
Zebra Technologies Corp., Class A(a)	15	4,248
		2,511,018
Utilities — 3.92%
AES Corp.	113	2,956
Alliant Energy Corp.	53	2,765
Ameren Corp.	67	5,462
American Electric Power Co., Inc.	118	10,375
American Water Works Co., Inc.	39	5,669
Atmos Energy Corp.	40	4,262
CenterPoint Energy, Inc.	129	3,691
CMS Energy Corp.	71	4,051
Consolidated Edison, Inc.	80	7,037
Constellation Energy Corp.	48	4,538
Dominion Energy, Inc.	178	12,455
DTE Energy Co.	1,016	113,903
Duke Energy Corp.	184	17,144
Edison International	114	6,845
Entergy Corp.	669	71,676

See Notes to Financial Statements
24	www.dcmmutualfunds.com

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2022

	Shares	Fair Value
COMMON STOCKS — 93.06% (CONTINUED)

Utilities — 3.92% (Continued)
Evergy, Inc.	99	$6,052
Eversource Energy	88	6,713
Exelon Corp.	116	4,476
FirstEnergy Corp.	142	5,355
NextEra Energy, Inc.	419	32,472
Nisource, Inc.	73	1,875
NRG Energy, Inc.	168	7,459
Pinnacle West Capital Corp.	62	4,167
PPL Corp.	50	1,325
Public Service Enterprise Group, Inc.	46	2,579
Sempra Energy	67	10,113
Southern Co. (The)	224	14,668
WEC Energy Group, Inc.	74	6,758
Xcel Energy, Inc.	125	8,139
		384,980
Total Common Stocks (Cost $9,690,025)		9,149,502

EXCHANGE-TRADED FUNDS — 5.13%

iShares S&P 500 Growth ETF	4,357	263,207
SPDR S&P 500 ETF Trust	625	241,381

Total Exchange-Traded Funds (Cost $540,317)		504,588

MONEY MARKET FUNDS — 0.32%

First American Treasury Obligations Fund, Class X, 3.67%(b)	31,801	31,801

Total Money Market Funds (Cost $31,801)		31,801

Total Investments — 98.51% (Cost $10,262,143)		9,685,891

Other Assets in Excess of Liabilities — 1.49%		146,206

NET ASSETS — 100.00%		$9,832,097

(a)	Non-income producing security.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2022.

ETF - Exchange-Traded Fund

SPDR - Standard & Poor’s Depositary Receipt

See Notes to Financial Statements
Annual Report | October 31, 2022	25

DCM/INNOVA High Equity Income Innovation Fund
Schedule of Investments
October 31, 2022

Summary of Investments	% of Net Assets	Fair Value
Common Stocks
Communications	6.89%	$677,171
Consumer Discretionary	9.39%	922,993
Consumer Staples	6.43%	631,846
Energy	5.12%	503,860
Financials	10.02%	985,188
Health Care	13.68%	1,344,920
Industrials	7.50%	737,651
Materials	2.66%	262,100
Real Estate	1.91%	187,775
Technology	25.54%	2,511,018
Utilities	3.92%	384,980
Exchange-Traded Funds	5.13%	504,588
Money Market Funds	0.32%	31,801
Other Assets in Excess of Liabilities	1.49%	146,206
Total	100.00%	$9,832,097

See Notes to Financial Statements
26	www.dcmmutualfunds.com

Lebenthal Ultra Short Tax-Free Income Fund
Schedule of Investments
October 31, 2022

	Principal
	Amount	Fair Value
MUNICIPAL BONDS — 95.32%
Colorado — 0.06%
City & County of Denver, CO Airport System Revenue Bonds, Series 2012 B, 5.00%, 11/15/2022	$5,000	$5,003

Connecticut — 0.06%
University of Connecticut General Obligation Bonds, Series 2019 A, 5.00%, 11/1/2022	5,000	5,000

District of Columbia — 6.37%
District of Columbia Carnegie Endowment for International Peace Revenue Bonds, Series 2006, 2.23%, 11/1/2045(a)	300,000	300,000
District of Columbia Water & Sewer Authority Public Utilities Revenue Bonds, Series 2014 B-2, 2.26%, 10/1/2050(a)	250,000	250,000
		550,000
Florida — 3.48%
JEA Water & Sewer System Revenue Bonds, Series 2008 B, 2.30%, 10/1/2041(a)	300,000	300,000

Illinois — 8.11%
Chicago Midway International Airport Second Lien Revenue Bonds, Series 2004 D, 2.23%, 1/1/2035(a)	300,000	300,000
Illinois Educational Facilities Authority Revenue Bonds, Series 2003 B, 2.23%, 7/1/2033(a)	400,000	400,000
		700,000
Maryland — 3.42%
Washington Suburban Sanitary District General Obligation Multi-Modal Bond Anticipation Notes, Series 2016 B-4, 2.25%, 6/1/2023(a)	200,000	200,000
Washington Suburban Sanitary District General Obligation Multi-Modal Bond Anticipation Notes, Series 2015 B-3, 2.25%, 6/1/2023(a)	95,000	95,000
		295,000

See Notes to Financial Statements
Annual Report | October 31, 2022	27

Lebenthal Ultra Short Tax-Free Income Fund
Schedule of Investments
October 31, 2022

	Principal
	Amount	Fair Value
MUNICIPAL BONDS — 95.32% (CONTINUED)
Massachusetts — 11.01%
Massachusetts State Health & Educational Facilities Authority Revenue Bonds, Series 2001 J-2, 2.12%, 7/1/2031(a)	$300,000	$300,000
Massachusetts State Housing Finance Agency Housing Revenue Bonds, Series 2018 200, 2.24%, 12/1/2048(a)	350,000	350,000
Massachusetts Water Resources Authority Revenue Bonds, Series 2008 E, 2.25%, 8/1/2037(a)	300,000	300,000
		950,000
Nevada — 0.93%
County of Washoe, NV General Obligation Bonds, Series 2021, 5.00%, 12/1/2022	80,000	80,119

New York — 27.70%
Battery Park City Authority Junior Revenue Bonds, Series 2019 D-1, 2.22%, 11/1/2038(a)	300,000	300,000
Metropolitan Transportation Authority NY Revenue Bonds, Series 2016 C-1, 5.00%, 11/15/2022	200,000	200,118
New York City Industrial Development Agency Variable Rate Demand Liberty Revenue Bonds, Series 2007, 2.04%, 10/1/2042(a)	500,000	500,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue Bonds, Series 2019 BB, 2.20%, 6/15/2051(a)	400,000	400,000
New York City Trust for Cultural Resources Revenue Bonds, Series 2009 A, 2.22%, 7/1/2032(a)	250,000	250,000
New York City Trust for Cultural Resources Revenue Bonds, Series 2006 A-2, 2.12%, 10/1/2036(a)	200,000	200,000
New York State Energy Research & Development Authority Facilities Revenue Bonds, Series 2005 A-3, 2.24%, 5/1/2039(a)	300,000	300,000
Village of Harrison, Westchester County, NY Public Improvement Bonds, Series 2013, 4.00%, 12/1/2030	240,000	240,165
		2,390,283
Ohio — 10.72%
Ohio State General Obligation Infrastructure Improvement Bonds, Series 2004 A, 2.24%, 2/1/2023(a)	225,000	225,000
Ohio State University (The) Revenue Bonds, Series 2014 B-2, 2.22%, 12/1/2039(a)	300,000	300,000

See Notes to Financial Statements
28	www.dcmmutualfunds.com

Lebenthal Ultra Short Tax-Free Income Fund
Schedule of Investments
October 31, 2022

	Principal
	Amount	Fair Value
MUNICIPAL BONDS — 95.32% (CONTINUED)
Ohio — 10.72% (Continued)
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, Series 2016 A, 2.20%, 12/1/2036(a)	$400,000	$400,000
		925,000
South Carolina — 4.63%
City of Columbia, SC Waterworks & Sewer System Revenue Bonds, Series 2009, 2.24%, 2/1/2038(a)	400,000	400,000

Texas — 11.30%
Dallas Fort Worth International Airport Joint Revenue Improvement Bonds, Series 2013 B, 5.00%, 11/1/2027	400,000	400,001
Dallas Fort Worth International Airport Joint Revenue Improvement Bonds, Series 2013 B, 5.00%, 11/1/2038	325,000	325,000
State of Texas Veterans Bonds, Series 2016, 2.23%, 12/1/2046(a)	250,000	250,000
		975,001
Virginia — 7.53%
Fairfax County, VA Economic Development Authority Revenue Bonds, Series 2003 A, 2.12%, 12/1/2033(a)	300,000	300,000
Fairfax County, VA Economic Development Authority Revenue Bonds, Series 2007, 2.30%, 6/1/2037(a)	350,000	350,000
		650,000

Total Municipal Bonds (Cost $8,225,825)		8,225,406

See Notes to Financial Statements
Annual Report | October 31, 2022	29

Lebenthal Ultra Short Tax-Free Income Fund
Schedule of Investments
October 31, 2022

	Shares	Fair Value
MONEY MARKET FUNDS — 3.86%
Federated Institutional Tax-Free Cash Trust, Premier Shares, 2.02%(b)	333,328	$333,328

Total Money Market Funds (Cost $333,328)		333,328

Total Investments — 99.18% (Cost $8,559,153)		8,558,734

Other Assets in Excess of Liabilities — 0.82%		70,629

NET ASSETS — 100.00%		$8,629,363

(a)	Certain variable rate securities are not based on a published reference rate spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)	Rate disclosed is the seven day effective yield as of October 31, 2022.

See Notes to Financial Statements
30	www.dcmmutualfunds.com

Lebenthal Ultra Short Tax-Free Income Fund
Schedule of Investments
October 31, 2022

Summary of Investments	% of Net Assets	Fair Value
Municipal Bonds
Colorado	0.06%	$5,003
Connecticut	0.06%	5,000
District of Columbia	6.37%	550,000
Florida	3.48%	300,000
Illinois	8.11%	700,000
Maryland	3.42%	295,000
Massachusetts	11.01%	950,000
Nevada	0.93%	80,119
New York	27.70%	2,390,283
Ohio	10.72%	925,000
South Carolina	4.63%	400,000
Texas	11.30%	975,001
Virginia	7.53%	650,000
Money Market Funds	3.86%	333,328
Other Assets in Excess of Liabilities	0.82%	70,629
Total	100.00%	$8,629,363

See Notes to Financial Statements
Annual Report | October 31, 2022	31

Centaur Mutual Funds Trust
Statements of Assets and Liabilities
October 31, 2022

	DCM/INNOVA	Lebenthal
	High Equity	Ultra Short
	Income Innovation	Tax-Free Income
	Fund	Fund
Assets
Investments in securities, at fair value (cost $10,262,143 and $8,559,153)	$9,685,891	$8,558,734
Foreign currencies, at value (cost $1,943 and $–)	1,891	—
Receivable from Advisor	54,718	33,289
Dividends and interest receivable	7,040	42,384
Tax reclaims receivable	113,778	—
Prepaid expenses	11,454	29,876
Total Assets	9,874,772	8,664,283

Liabilities
Payable for fund shares redeemed	3,626	—
Payable for distributions to shareholders	—	176
Accrued 12b-1 fees – Class A Shares	—	3
Payable to Administrator	7,321	7,578
Other accrued expenses	31,728	27,163
Total Liabilities	42,675	34,920
Net Assets	$9,832,097	$8,629,363

Net Assets consist of:
Paid-in capital	17,675,840	8,629,706
Accumulated deficit	(7,843,743)	(343)
Net Assets	$9,832,097	$8,629,363

See Notes to Financial Statements
32	www.dcmmutualfunds.com

Centaur Mutual Funds Trust
Statements of Assets and Liabilities
October 31, 2022

	DCM/INNOVA	Lebenthal
	High Equity	Ultra Short
	Income Innovation	Tax-Free Income
	Fund	Fund
Class I Shares:
Net Assets		$8,614,315
Shares outstanding (unlimited number of shares authorized, no par value)		861,458
Net asset value, offering and redemption price per share		$10.00

Class A Shares:
Net Assets:		$15,048
Shares outstanding (unlimited number of shares authorized, no par value)		1,503
Net asset value, redemption price per share (a)		$10.01
Offering price per share (100%/(100%-0.50% (maximum sales charge)) of net asset value adjusted to the nearest cent)		$10.06

Net Assets	$9,832,097
Shares outstanding (unlimited number of shares authorized, no par value)	995,404
Net asset value, offering and redemption price per share	$9.88

(a)	In the case of investments at or above $250,000, a contingent deferred sales charge of up to 0.25% may be charged on shares redeemed within 12 months of purchase if no sales charge on the original purchase and a finder’s fee was paid.

See Notes to Financial Statements
Annual Report | October 31, 2022	33

Centaur Mutual Funds Trust
Statements of Operations
For the year ended October 31, 2022

	DCM/INNOVA	Lebenthal
	High Equity	Ultra Short
	Income Innovation	Tax-Free Income
	Fund	Fund
Investment Income
Dividend income (net of foreign taxes withheld of $321,954 and $–)	$2,886,590	$1,741
Interest income	—	70,906
Total investment income	2,886,590	72,647

Expenses
Advisor	207,249	40,340
Custodian	65,814	5,224
Administration	45,629	41,500
Legal	35,615	38,599
Fund accounting	32,701	36,469
Registration	27,952	36,703
Insurance	17,268	7,138
Audit and tax	17,000	16,400
Transfer agent	15,000	12,000
Report printing	9,666	8,585
Pricing	8,534	14,595
Trustee	6,000	6,000
12b-1 fees – Class A Shares	—	487
Miscellaneous	33,111	21,059
Total expenses	521,539	285,099
Fees contractually waived and expenses reimbursed by Advisor	(107,460)	(237,549)
Fees voluntarily waived and expenses reimbursed by Advisor	—	(26,308)
Net operating expenses	414,079	21,242
Net investment income	2,472,511	51,405

Net Realized and Change in Unrealized Loss on Investments
Net realized loss on:
Investment securities	(7,245,605)	—
Foreign currency transactions	(178,878)	—
Change in unrealized depreciation on:
Investment securities	(2,847,353)	(3,033)
Foreign currency translations	(11,837)	—
Net realized and unrealized gain (loss) on investment securities and foreign currency transactions	(10,283,673)	(3,033)
Net increase (decrease) in net assets resulting from operations	$(7,811,162)	$48,372

See Notes to Financial Statements
34	www.dcmmutualfunds.com

DCM/INNOVA High Equity Income Innovation Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$2,472,511	$947,865
Net realized gain (loss) on investment securities and foreign currency transactions	(7,424,483)	1,431,403
Change in unrealized appreciation (depreciation) on investment securities and foreign currency translations	(2,859,190)	992,044
Net increase (decrease) in net assets resulting from operations	(7,811,162)	3,371,312

Distributions to Shareholders From:
Earnings	(2,463,839)	(880,056)
Return of capital	(28,123)	—
Total distributions	(2,491,962)	(880,056)

Capital Transactions
Proceeds from shares sold	4,836,157	27,351,195
Reinvestment of distributions	2,462,225	857,235
Amount paid for shares redeemed	(24,759,843)	(1,317,102)
Net increase (decrease) in net assets resulting from capital transactions	(17,461,461)	26,891,328
Total Increase (Decrease) in Net Assets	(27,764,585)	29,382,584

Net Assets
Beginning of year	37,596,682	8,214,098
End of year	$9,832,097	$37,596,682

Share Transactions
Shares sold	403,865	1,972,797
Shares issued in reinvestment of distributions	200,910	62,641
Shares redeemed	(2,266,782)	(97,853)
Net increase (decrease) in shares outstanding	(1,662,007)	1,937,585

See Notes to Financial Statements
Annual Report | October 31, 2022	35

Lebenthal Ultra Short Tax-Free Income Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$51,405	$7,528
Change in unrealized appreciation (depreciation) on investment securities	(3,033)	(9,410)
Net increase (decrease) in net assets resulting from operations	48,372	(1,882)

Distributions to Shareholders From
Earnings
Class I Shares	(51,324)	(7,558)
Total distributions	(51,324)	(7,558)

Capital Transactions — Class I Shares
Proceeds from shares sold	280,051	272,511
Reinvestment of distributions	50,585	7,477
Amount paid for shares redeemed	(1,353,600)	(10)
Total Class I Shares	(1,022,964)	279,978

Capital Transactions — Class A Shares
Proceeds from shares sold	400,000	5,200
Amount paid for shares redeemed	(405,085)	(30,165)
Total Class A Shares	(5,085)	(24,965)

Net increase (decrease) in net assets resulting from capital transactions	(1,028,049)	255,013
Total Increase (Decrease) in Net Assets	(1,031,001)	245,573

Net Assets
Beginning of year	9,660,364	9,414,791
End of year	$8,629,363	$9,660,364

See Notes to Financial Statements
36	www.dcmmutualfunds.com

Lebenthal Ultra Short Tax-Free Income Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	October 31, 2022	October 31, 2021
Share Transactions — Class I Shares
Shares sold	27,996	27,251
Shares issued in reinvestment of distributions	5,059	747
Shares redeemed	(135,360)	(1)
Total Class I Shares	(102,305)	27,997

Share Transactions — Class A Shares
Shares sold	40,120	519
Shares redeemed	(40,621)	(3,017)
Total Class A Shares	(501)	(2,498)

Net increase (decrease) in shares outstanding	(102,806)	25,499

See Notes to Financial Statements
Annual Report | October 31, 2022	37

DCM/INNOVA High Equity Income Innovation Fund
Financial Highlights

For a share outstanding during each year.

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2022	2021	2020	2019	2018
Net asset value, Beginning of Year	$14.15	$11.41	$11.69	$13.01	$14.25

Income from investment operations:
Net investment income (loss)	1.21	0.86	0.82	0.17	(0.11)
Net realized and unrealized gain (loss) on investments	(4.40)	2.71	(0.23)	0.16	0.35
Total from Investment Operations	(3.19)	3.57	0.59	0.33	0.24

Less Distributions:
Net investment income	(0.99)	(0.83)	(0.84)	—	—
Net realized gains	(0.08)	—	—	(1.65)	(1.48)
Return of capital	(0.01)	—	(0.03)	—	—
Total distributions	(1.08)	(0.83)	(0.87)	(1.65)	(1.48)

Net Asset Value, End of Year	$9.88	$14.15	$11.41	$11.69	$13.01

Total Return(a)	(23.57)%	31.81%	5.29%	3.21%	1.80%

Net Assets, End of Year (in thousands)	$9,832	$37,597	$8,214	$10,062	$25,251

Ratio of Gross Expenses to Average Net Assets	1.89%	2.35%	3.36%	3.15%	2.56%
Ratio of Net Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.70%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	8.96%	6.06%	6.81%	1.13%	(0.84)%

Portfolio Turnover Rate	572%	496%	435%	338%	142%

(a)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

See Notes to Financial Statements
38	www.dcmmutualfunds.com

Lebenthal Ultra Short Tax-Free Income Fund - Class I Shares
Financial Highlights

For a share outstanding during each period.

			For the
	For the	For the	Period
	Year Ended	Year Ended	Ended
	October 31,	October 31,	October 31,
	2022	2021	2020(a)
Net Asset Value, Beginning of Period	$10.00	$10.01	$10.00

Income from investment operations:
Net investment income	0.06	0.01	0.04
Net realized and unrealized gain (loss) on investments	—	(0.01)	0.01
Total from Investment Operations	0.06	—	0.05

Less Distributions:
Net investment income	(0.06)	(0.01)	(0.04)
Total distributions	(0.06)	(0.01)	(0.04)

Net Asset Value, End of Period	$10.00	$10.00	$10.01

Total Return(b)	0.57%	(0.02)%	0.48	% (c)

Net Assets, End of Period (in thousands)	$8,614	$9,640	$9,370

Ratio of Gross Expenses to Average Net Assets	2.96%	3.10%	2.87	% (d)
Ratio of Net Expenses to Average Net Assets	0.22%	0.36%	0.43	% (d)
Ratio of Net Investment Income to Average Net Assets	0.55%	0.08%	0.41	% (d)

Portfolio Turnover Rate	59%	9%	88	% (c)

(a)	For the period December 30, 2019 (commencement of operations) to October 31, 2020.

(b)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(c)	Not annualized.

(d)	Annualized.

See Notes to Financial Statements
Annual Report | October 31, 2022	39

Lebenthal Ultra Short Tax-Free Income Fund - Class A Shares
Financial Highlights

For a share outstanding during each period.

			For the
	For the	For the	Period
	Year Ended	Year Ended	Ended
	October 31,	October 31,	October 31,
	2022	2021	2020(a)
Net Asset Value, Beginning of Period	$9.98	$10.01	$10.00

Income from investment operations:
Net investment income (loss)	0.06	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	(0.03)	— (b)	0.01
Total from Investment Operations	0.03	(0.03)	0.03

Less Distributions:
Net investment income	—	—	(0.02)
Total distributions	—	—	(0.02)

Net Asset Value, End of Period	$10.01	$9.98	$10.01

Total Return(c)	0.30%	(0.30)%	0.35	% (d)

Net Assets, End of Period (in thousands)	$15	$20	$45

Ratio of Gross Expenses to Average Net Assets	3.22%	3.35%	3.12	% (e)
Ratio of Net Expenses to Average Net Assets	0.47%	0.61%	0.68	% (e)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.05%	(0.16)%	0.12	% (e)

Portfolio Turnover Rate	59%	9%	88	% (d)

(a)	For the period December 30, 2019 (commencement of operations) to October 31, 2020.

(b)	Rounds to less than $0.005 per share.

(c)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Calculation does not reflect front-end sales charge or contingent deferred sales charge.

(d)	Not annualized.

(e)	Annualized.

See Notes to Financial Statements
40	www.dcmmutualfunds.com

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2022

1.	ORGANIZATION

The DCM/INNOVA High Equity Income Innovation Fund (formerly known as the DCM/ INNOVA High Dividend Income Innovation Fund) (the “DCM/INNOVA Fund”) and the Lebenthal Ultra Short Tax-Free Income Fund (the “Lebenthal Fund”) (each a “Fund” and, collectively the “Funds”), are each organized as diversified series of the Centaur Mutual Funds Trust (the “Trust”). The DCM/INNOVA Fund commenced operations on March 16, 2005 and was formally known as the Centaur Total Return Fund. The Lebenthal Fund commenced operations on December 30, 2019. The Trust is an open ended-management investment company and is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended.

The investment objective of the DCM/INNOVA Fund is to seek maximum total return through a combination of capital appreciation and current income. The investment objective of the Lebenthal Fund is to seek a high level of current income exempt from federal income tax consistent with relative stability of principal. The Lebenthal Fund invests primarily in municipal securities, the income from which is exempt from federal income tax.

The Lebenthal Fund currently offers two classes of shares; Class A Shares and Class I Shares. Each class of shares represents an interest in the Lebenthal Fund, has the same rights and is identical in all material respects, except that the classes bear different (or no) levels of sales loads and different expenses, certain class specific expenses will be borne solely by the class to which such expenses are attributable, and each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Class A Shares are subject to a front-end sales charge of 0.50% which is waived for purchases of $250,000 or greater. Unless you are otherwise eligible to purchase Class A shares without a sales charge, a CDSC of up to 0.25% will be charged on Class A shares redeemed within 12 months of purchase if you paid no sales charge on the original purchase and a finder’s fee was paid.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Funds are considered investment companies for financial reporting purposes under GAAP.

Annual Report | October 31, 2022	41

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2022

Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period. Actual results could differ from those estimates.

Investment Valuation

The Funds’ investments in securities are carried at fair value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the Nasdaq over-the-counter market are generally valued at the Nasdaq Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price.

Fixed income securities will ordinarily be traded on the over-the-counter market. When market quotations are readily available, fixed income securities will be valued based on prices provided by independent third-party pricing service. The prices provided by the independent third-party pricing service are generally determined with consideration given to institutional bid and last sale prices and take into account securities prices, yields, maturities, call features, ratings, institutional trading in similar groups of securities, and developments related to specific securities. Such fixed income securities may also be priced based upon a matrix system of pricing similar bonds and other fixed income securities.

Securities and assets for which representative market quotations are not readily available or which cannot be accurately valued using the Funds normal pricing procedures are valued at fair value as determined under policies adopted by the Board of Trustees (the “Board”). Fair value pricing may be used, for example, in situations where (i) a portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the Funds’ net asset value calculation. A portfolio security’s “fair value” price may differ from the price next available for that portfolio security using the Trust’s normal pricing procedures.

42	www.dcmmutualfunds.com

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2022

Fair Value Measurement

GAAP establishes a framework for measuring fair value and expands disclosure about fair value measurements. Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

Level 2 –	Other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments based on the best information available)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement.

The valuation techniques used by the Funds to measure fair value during the fiscal year ended October 31, 2022 maximized the use of observable inputs and minimized the use of unobservable inputs.

Annual Report | October 31, 2022	43

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2022

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used in valuing the Funds’ assets and liabilities as of October 31, 2022.

DCM/INNOVA Fund
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$9,149,502	$—	$—	$9,149,502
Exchange-Traded Funds	504,588	—	—	504,588
Money Market Funds	31,801	—	—	31,801
Total	$9,685,891	$—	$—	$9,685,891

Lebenthal Fund
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Assets
Municipal Bonds	$—	$8,225,406	$—	$8,225,406
Money Market Funds	333,328	—	—	333,328
Total	$333,328	$8,225,406	$—	$8,558,734

The Funds did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

Municipal Securities Risk

The Lebenthal Fund invests primarily in municipal securities. The risk of municipal securities generally depends on the financial and credit status of the issuer. Changes in a municipality’s financial health may make it difficult for the municipality to make interest and principal payments when due. Municipal obligations can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term municipal bonds and higher for long term municipal bonds.

LIBOR Risk

A Fund may be exposed to financial instruments that are tied to the London Interbank Offered Rate (“LIBOR”). LIBOR is used as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps and other derivatives. Over the last several years, global regulators have indicated an intent to

44	www.dcmmutualfunds.com

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2022

phase out the use of LIBOR. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. While some LIBOR linked instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all LIBOR-linked instruments have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative reference rate methodologies. Public and private sector industry initiatives, regulators and market participants are currently engaged in trying to identify potential successor reference rates, such as the Secured Overnight Financing Rate for U.S. Dollar LIBOR and the Sterling Overnight Interbank Average Rate for Sterling LIBOR. However, there still remains uncertainty regarding successor reference rate methodologies and there is no assurance that the composition or characteristics of any alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity as did LIBOR prior to its discontinuance or unavailability. The transition process away from LIBOR could lead to increased volatility and illiquidity in markets for instruments whose terms currently rely on LIBOR. It could also lead to a reduction in the value of some LIBOR-linked investments and reduce the effectiveness of new hedges placed against existing LIBOR-linked investments. The transition away from LIBOR may also result in operational issues for the Lebenthal Fund and the investment advisor, including the need of making regular fair valuation determinations. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on a Fund and its investments. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. All of the aforementioned may adversely affect the Lebenthal Fund’s performance and/or NAV.

Sector Focus Risk

While the DCM/INNOVA Fund does not focus its investments on a particular sector, the DCM/INNOVA Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the DCM/INNOVA Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

Annual Report | October 31, 2022	45

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2022

Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. The DCM/INNOVA Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date) for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses

Expenses that are directly related to one of the Funds are charged to that Fund. Expenses not directly billed to a particular Fund are allocated proportionally among all Funds in relation to net assets of each Fund or another reasonable allocation method. Expenses specifically attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and fund-wide expenses not allocated to a particular class shall be allocated to each class based on the net assets of that class in relation to the net assets of the entire Fund.

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Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2022

Dividend Distributions

Dividends from net investment income are generally declared and paid monthly for the DCM/INNOVA Fund. Dividends from net investment income are generally declared daily and paid monthly for the Lebenthal Fund . Distributions from capital gains (if any) are generally declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date.

Federal Income Taxes

As of and during the fiscal year ended October 31, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds’ policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Advisor

DCM Advisors, LLC (the “Advisor”) is the investment advisor for the Funds. The Advisor serves in the capacity of investment advisor to each Fund pursuant to an investment advisory agreement with the Trust on behalf of the respective Fund. The Advisor receives monthly compensation based on each Fund’s average daily net assets at the annual rate of 0.75% for the DCM/INNOVA Fund and 0.42% for the Lebenthal Fund. For the fiscal year ended October 31, 2022, the Advisor earned fees of $207,249 and $40,340 from the DCM/INNOVA Fund and the Lebenthal Fund, respectively. At October 31, 2022, the Advisor owed $54,718 and $33,289 to the DCM/INNOVA Fund and Lebenthal Fund, respectively, pursuant to the expense limitation agreements described below.

The Advisor has entered into Expense Limitation Agreements with the DCM/INNOVA Fund and the Lebenthal Fund under which the Advisor has contractually agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the Funds and to assume other expenses of the Funds, if necessary, in an amount that limits the Funds’ annual operating expenses (exclusive of interest, taxes, brokerage commissions, other

Annual Report | October 31, 2022	47

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2022

expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Funds’ business, dividend expense on securities sold short, “acquired fund fees and expenses,” and amounts, if any, payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act) to not more than 1.50% of the average daily net assets of the DCM/INNOVA Fund through December 31, 2022 and not more than 0.49% of the average daily net assets of the Lebenthal Fund through December 31, 2022. For the fiscal year ended October 31, 2022, the Advisor waived fees and reimbursed expenses of $107,460 and $237,549 for the DCM/INNOVA Fund and Lebenthal Fund, respectively. The Expense Limitation Agreement may not be terminated prior to that date without the approval of the Board.

In addition to the expense limitations previously noted, effective June 25, 2020, the Advisor has agreed to a voluntarily waiver of ten basis points (0.10%) of the Lebenthal Fund’s average daily net assets. Effective July 7, 2021, the Advisor has agreed to voluntarily waive an additional ten basis points (0.10%) of the Lebenthal Fund’s average daily net assets. Effective November 2, 2021, the Advisor has agreed to voluntarily waive an additional 5 basis points (0.05%) of the Lebenthal Fund’s average daily net assets. Effective January 12, 2022, the Advisor has agreed to voluntarily waive an additional three basis points (0.03%) of the Lebenthal Fund’s average daily net assets. The Advisor is not entitled to the reimbursement of any fees voluntarily waived or expenses reimbursed. During the fiscal year ended October 31, 2022, the Advisor voluntarily waived fees of $26,308 for the Lebenthal Fund.

Administrator

Ultimus Fund Solutions, LLC (the “Administrator”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay the Administrator fees in accordance with the Master Services Agreement for such services. In addition, the Funds pay out-of-pocket expenses including but not limited to postage, supplies and costs of pricing its portfolio securities.

Distributor

Ultimus Fund Distributors, LLC (the “Distributor”) serves as the Trust’s Distributor. The Distributor acts as an agent for the Trust and the distributor of its shares. The Distributor is compensated by the Advisor for its services provided to the Trust. The Distributor operates as a wholly-owned subsidiary of the Administrator.

Certain officers of the Trust are employees of the Administrator and the Distributor.

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Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2022

4.	DISTRIBUTION PLAN AND FEES

The Trust, with respect to the Lebenthal Fund, has adopted a Distribution Plan (the “Plan”) for its Class A Shares in accordance with Rule 12b-1 under the 1940 Act. The Plan allows the Fund to pay for certain expenses related to the distribution of its shares (“12b-1 fees”), including, but not limited to, payments to securities dealers and other persons (including the Distributor and its affiliates) who are engaged in the sale of shares of the Lebenthal Fund and who may be advising investors regarding the purchase, sale or retention of the Lebenthal Fund shares; expenses of maintaining personnel who engage in or support distribution of shares or who render shareholder support services not otherwise provided by the Transfer Agent or the Trust; expenses of formulating and implementing marketing and promotional activities, including direct mail promotions and mass media advertising; expenses of preparing, printing and distributing sales literature and prospectuses and statements of additional information and reports for recipients other than existing shareholders; expenses of obtaining such information, analysis and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and any other expenses related to the distribution of the Lebenthal Fund shares. The annual limitation for payment of expenses pursuant to the Plan is 0.25% per annum of the Lebenthal Fund’s average daily net assets allocable to the Class A Shares. For the fiscal year ended October 31, 2022, the Class A Shares incurred 12b-1 fees of $487. As of October 31, 2022 the Lebenthal Fund owed the Distributor $3.

5.	PURCHASES AND SALES OF INVESTMENT SECURITIES

For the fiscal year ended October 31, 2022, purchases and sales of investment securities other than short-term investments were as follows:

	DCM/INNOVA	Lebenthal
	Fund	Fund
Purchases	$158,484,730	$6,659,026
Sales	$175,870,496	$3,630,000

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2022.

Annual Report | October 31, 2022	49

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2022

6.	FEDERAL INCOME TAXES

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

Management has reviewed the Funds’ tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax years ends and the interim tax period since then, as applicable), and has determined that the Funds do not have a liability for uncertain tax positions. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

As of October 31, 2022, the aggregate cost of investments, gross unrealized appreciation (depreciation) and net unrealized appreciation for Federal tax purposes was as follows:

	DCM/INNOVA	Lebenthal
	Fund	Fund
Gross Unrealized Appreciation	$376,340	$—
Gross Unrealized Depreciation	(1,430,036)	(419)
Net Unrealized Depreciation	$(1,053,696)	$(419)
Cost of Investments for Income Tax Purposes	$10,739,587	$8,559,153

Distributions paid during the fiscal years ended October 31, 2022 and October 31, 2021 were characterized for tax purposes as follows:

	DCM/INNOVA		Lebenthal
	Fund		Fund
	2022	2021	2022	2021
Distributions paid from:
Ordinary Income	$2,263,603	$859,659	$1,578	$18
Tax Exempt Income	—	—	49,570	7,540
Long-Term Capital Gains	200,236	20,397	—	—
Return of Capital	28,123	—	—	—
Total distributions paid	$2,491,962	880,056	$51,148	$7,558

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Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2022

As of October 31, 2022, the components of distributable earnings on a tax basis were as follows:

	DCM/INNOVA	Lebenthal
	Fund	Fund
Undistributed Tax Exempt Income	$—	$257
Distributions Payable	—	(176)
Accumulated Capital Losses	(6,777,773)	(5)
Net Unrealized Depreciation	(1,065,970)	(419)
Total Distributable Earnings	$(7,843,743)	$(343)

As of October 31, 2022, the DCM/INNOVA Fund and the Lebenthal Fund had short-term capital loss carryforwards available to offset future gains and not subject to expiration in the amount of $6,777,773 and $5, respectively.

The Funds have recorded reclassifications in their capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present accumulated earnings (deficit) on a tax basis which is considered to be more informative to the shareholder.

7.	COMMITMENTS AND CONTINGENCIES

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Funds, and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. The Funds expect the risk of loss to be remote.

8.	TRUSTEE COMPENSATION

As of October 31, 2022, there were three Trustees, two of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). Each Independent Trustee receives a fee of $2,000 each year plus $500 per series of the Trust per meeting. The officers of the Trust will not receive compensation from the Trust for performing the duties of their offices. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings.

Annual Report | October 31, 2022	51

Centaur Mutual Funds Trust
Notes to Financial Statements
October 31, 2022

9.	SUBSEQUENT EVENTS

Management of the Funds has evaluated the need for disclosure and/or adjustments resulting from subsequent events through the date these financial statements were issued. Based upon this evaluation, management has determined that there are no other items requiring adjustment of the financial statements.

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Centaur Mutual Funds Trust
Report of Independent Registered Public Accounting Firm
October 31, 2022

To the Board of Trustees of Centaur Mutual Funds Trust

and the Shareholders of DCM/INNOVA High Equity Income Innovation Fund

and Lebenthal Ultra Short Tax-Free Income Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of DCM/ INNOVA High Equity Income Innovation Fund and Lebenthal Ultra Short Tax-Free Income Fund, each a series of shares of beneficial interest in Centaur Mutual Funds Trust (the “Funds”), including the schedules of investments, as of October 31, 2022, and the related statements of operations, the statements of changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2022, and the results of their operations, the changes in their net assets and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Statements of Operations, Changes in Net
Fund	Assets, and Financial Highlights Presented
DCM/INNOVA High Equity Income Innovation Fund	The statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2022 and the financial highlights for each of the years in the five-year period ended October 31, 2022

Lebenthal Ultra Short Tax-Free Income Fund	The statement of operations for the year ended October 31, 2022, the statements of changes in net assets for each of the years in the two- year period ended October 31, 2022, and the financial highlights for each of the years in the two-year period ended October 31, 2022 and for the period from December 30, 2019 (commencement of operations) through October 31, 2020

Annual Report | October 31, 2022	53

Centaur Mutual Funds Trust
Report of Independent Registered Public Accounting Firm
October 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2022 by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Centaur Mutual Funds Trust since 2005.

Philadelphia, Pennsylvania

December 23, 2022

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Centaur Mutual Funds Trust
Summary of Fund Expenses
October 31, 2022 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution fees [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

Annual Report | October 31, 2022	55

Centaur Mutual Funds Trust
Summary of Fund Expenses
October 31, 2022 (Unaudited)

	Beginning	Ending	Expenses	Annualized
	Account Value,	Account Value,	Paid During	Expense
	May 1, 2022	October 31, 2022	Period(a)	Ratio
DCM/INNOVA Fund
Actual	$1,000.00	$ 869.40	$8.29	1.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.34	$8.94	1.76%
Lebenthal Fund - Class A Shares
Actual	$1,000.00	$1,005.00	$2.33	0.46%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.88	$2.35	0.46%
Lebenthal Fund - Class I Shares
Actual	$1,000.00	$1,006.30	$1.06	0.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,024.15	$1.07	0.21%

(a)	Expenses are equal to the Funds’ annualized expense ratios, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), divided by 365.

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Centaur Mutual Funds Trust
Additional Information
October 31, 2022 (Unaudited)

PROXY VOTING POLICIES AND VOTING RECORD

Both (i) a description of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting and Disclosure Policy are included as Appendix B to the Funds’ Statement of Additional Information and (ii) information regarding how the Trust voted proxies relating to the Funds’ portfolio securities during the most recent 12-month period ended June 30th are available, without charge, upon request, by calling the Trust at (888) 484-5766, or on the on the Securities and Exchange Commission’s (“SEC”) website at https://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Trust files each Fund’s complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. The Funds’ portfolio holdings are available on the SEC’s website at https://www.sec.gov and on the Funds’ website at http://www.dcmmutualfunds.com.

TAX INFORMATION

The Form 1099-DIV you receive in January 2023 will show the tax status of all distributions paid to your account in calendar year 2022. Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Funds. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Funds designate the following percentage or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate.

	DCM/INNOVA	Lebenthal
	Fund	Fund
Qualified Dividend Income	15%	0%

Annual Report | October 31, 2022	57

Centaur Mutual Funds Trust
Additional Information
October 31, 2022 (Unaudited)

Qualified Business Income. The Funds designate the following percentage of ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

	DCM/INNOVA	Lebenthal
	Fund	Fund
Qualified Business Income	0%	0%

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Funds’ dividend distribution that qualifies under tax law. For the Funds’ calendar year 2022 ordinary income dividends, the following percentage qualifies for the corporate dividends received deductions.

	DCM/INNOVA	Lebenthal
	Fund	Fund
Dividends Received Deduction	14%	0%

The Funds designate the following amounts as long-term capital gains distributions. The amounts designated may not agree with long-term capital gains in the tax character of distribution table due to utilization of earnings and profits distributed to shareholders on redemption of shares.

	DCM/INNOVA	Lebenthal
	Fund	Fund
Long-Term Capital Gains Distributions	$200,236	$—

The Lebenthal Fund designated tax-exempt distributions in the amount of $49,570 for the fiscal year ended October 31, 2022.

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Centaur Mutual Funds Trust
Liquidity Risk Management Program
October 31, 2022 (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program (the “Program”) as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into consideration, among other factors, each Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Fund’s Board of Trustees (the “Board”) approved the appointment of the Liquidity Administrator, who is the Chief Compliance Officer of the Fund’s Adviser, to be responsible for the Program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the Program’s operation and effectiveness. The Liquidity Administrator maintains Program oversight and reports to the Board on at least an annual basis regarding the Program’s operational effectiveness through a written report (the “Report”). The Report outlined the operation of the Program and the adequacy and effectiveness of the Program’s implementation and was presented to the Board for consideration at its meeting held on September 22, 2022. During the review period, June 1, 2021 through May 31, 2022 (the “Review Period”), neither of the Funds experienced unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. The Report concluded that (i) the Program is reasonably designed to prevent violation of the Liquidity Rule and (ii) the Program has been effectively implemented.

Annual Report | October 31, 2022	59

Centaur Mutual Funds Trust
Trustees and Officers
October 31, 2022 (Unaudited)

Name and Year of Birth*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
INDEPENDENT TRUSTEES
James H. Speed, Jr., (Born 1953)	Trustee and Chairman	Since 3/2009 (Chairman since 9/2012)	Retired, Private Investor (2016 to present); President and Chief Executive Officer (“CEO”) of NC Mutual Life Insurance Company (insurance company) (May 2003 to December 2015).	3

Independent Trustee

of Hillman Capital

Management Investment

Trust for its one

series, Brown Capital

Management Funds for

its four series, Starboard

Investment Trust for

its fourteen series,

WST Investment Trust

for its one series, and

Chesapeake Investment

Trust for its one series

(all registered investment

companies); Member

of Board of Directors of

M&F Bancorp; Member

of Board of Directors of

Investors Title Company

Thomas G. Douglass, (Born 1956)	Trustee	Since 9/2013	Principal, Douglass and Douglass, Attorneys	3	Independent Trustee of WST Investment Trust for its one series (a registered investment company)
INTERESTED TRUSTEE
Marc Rappaport, (Born 1963)	Vice President	Since 9/2020	CEO of DCM Advisors, LLC	3	None

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Centaur Mutual Funds Trust
Trustees and Officers
October 31, 2022 (Unaudited)

Name and Year of Birth*	Position(s) held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
OFFICERS
David R. Carson, (Born 1958)	President (Principal Executive Officer)	Since 11/2018	Senior Vice President, Director of Client Strategies, Ultimus Fund Solutions, LLC (2013 to present)	N/A	N/A
Zachary P. Richmond (Born 1980)	Treasurer (Principal Financial Officer)	Since 5/2019	Vice President, Director of Financial Administration, Ultimus Fund Solutions, LLC since February 2019; Associate Vice President, Associate Director of Financial Administration, Ultimus Fund Solutions, LLC (December 2015 to February 2019).	N/A	N/A
Martin R. Dean (Born 1963)	Chief Compliance Officer	Since 4/2022	Senior Vice President, Director of Fund Compliance, Ultimus Fund Solutions LLC (since January 2016)	N/A	N/A
Paul F. Leone (Born 1963)	Secretary	Since 9/2020	Vice President, Senior Legal Counsel; Ultimus Fund Solutions, LLC (since August 2020); Attorney, Leone Law Office P.C. (August 2019 to August 2020); Senior Counsel, Empower Retirement (May 2015 to July 2019).	N/A	N/A

Annual Report | October 31, 2022	61

Revised September 2020

FACTS	WHAT DOES THE CENTAUR MUTUAL FUNDS TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●    Social Security number and assets

●    Account balances and transaction history

●    Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Centaur Mutual Funds Trust chooses to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	Does the Centaur Mutual Funds Trust share?	Can you limit this sharing?
For our everyday business purposes —such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes —to offer our products and services to you	No	We do not share.
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share.
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For nonaffiliates to market to you	No	We do not share.

QUESTIONS?	Call 1-888-484-5766

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CENTAUR PRIVACY POLICY | Page 2

WHO WE ARE
Who is providing this notice?	The Centaur Mutual Funds Trust DCM/INNOVA High Equity Income Innovation Fund Lebenthal Ultra Short Tax-Free Income Fund
WHAT WE DO
How does the Centaur Mutual Funds Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We require any companies that help provide our services to you to protect the confidentiality of the personal information they receive.

How does the Centaur Mutual Funds Trust collect my personal information?

We collect your personal information, for example, when you

●    open an account or give us your account information

●    make deposits or withdrawals from our account

●    pay us by check or make a wire transfer

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●    DCM Advisors, LLC, an affiliate of Dinosaur Group Holdings, LLC, is the investment advisor to the Funds and is an affiliate of the Centaur Mutual Funds Trust.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●    The Centaur Mutual Funds Trust does not share information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Centaur Mutual Funds Trust does not jointly market.

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Centaur-AR-22

The Centaur Mutual Funds Trust is distributed by Ultimus Fund Distributors, LLC.

(b)	Not applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, Centaur Mutual Funds Trust (the “registrant”)

has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b)	Not applicable
(c)	Not applicable to registrant.
(d)	Not applicable to registrant.
(e)	Not applicable to registrant.

(f) (1) A copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer is filed pursuant to Item 12(a)(1) below.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the following member of the Board’s Audit Committee is an “audit committee financial expert,” and is “independent,” for purposes of this Item: James H. Speed, Jr.

Item 4. Principle Accountant Fees and Services.

(a)	Audit fees billed to the registrant by the independent accountant for the last two fiscal years:

DCM/INNOVA High Equity Income Innovation Fund	FY 2022	$12,500
	FY 2021	$12,500

Lebenthal Ultra Short Tax-Free Income Fund	FY 2022	$13,900
	FY 2021	$13,500

These amounts represent aggregate fees billed by the registrant’s independent accountant, BBD, LLP (“Accountant”), in connection with the annual audits of the registrant’s financial statements and for services normally provided by the Accountant in connection with the registrant’s statutory and regulatory filings for those fiscal years.

(b) Audit-Related Fees billed by the registrant’s independent accountant for the last two fiscal years:

DCM/INNOVA High Equity Income Innovation Fund	FY 2022	$0
	FY 2021	$0

Lebenthal Ultra Short Tax-Free Income Fund	FY 2022	$0
	FY 2021	$0

These amounts represent assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant’s financial statements that were not reported under paragraph (a) of this Item.

(c) Tax Fees billed to the registrant’s independent accountant for the last two fiscal years:

DCM/INNOVA High Equity Income Innovation Fund	FY 2022	$3,000
	FY 2021	$2,500

Lebenthal Ultra Short Tax-Free Income Fund	FY 2022	$3,000

FY 2021	$3,000

These amounts represent professional services rendered by the Accountant for tax compliance, tax advice, and tax planning. These services were for the completion of the Fund’s federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

(d) All Other Fees paid to the registrant’s independent accountant which were not disclosed in Items (a) through (c) above during the last two fiscal years:

DCM/INNOVA High Equity Income Innovation Fund	FY 2022	$0
	FY 2021	$0

Lebenthal Ultra Short Tax-Free Income Fund	FY 2022	$0
	FY 2021	$0

(e)(1) The registrant’s Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees – Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended October 31, 2020 and October 31, 2019 were $5,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser.

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Companies.

NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies.

NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

NOT APPLICABLE

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Exhibit EX-99.CODE ETH – Code of Ethics

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Centaur Mutual Funds Trust

By (Signature and Title)*  /s/ David R. Carson

David R. Carson, Principal Executive Officer

Date  1/06/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ David R. Carson

David R. Carson, Principal Executive Officer

Date  1/06/2023

By (Signature and Title)*  /s/ Zachary P. Richmond

   Zachary P. Richmond, Treasurer

Date  1/06/2023